UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! SOLIGENIX, INC. 2021 Annual Meeting Vote by September 22, 2021 11:59 PM ET SOLIGENIX, INC. 29 EMMONS DRIVE SUITE B-10 PRINCETON, NJ 08540 D58872-P59576 You invested in SOLIGENIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 23, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 9, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote during the Meeting* September 23, 2021 9:00 a.m., EDT Virtually at: www.virtualshareholdermeeting.com/SNGX2021 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D58873-P59576 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Nominees: 01) Christopher J. Schaber, Ph.D.04) Robert J. Rubin, M.D. 02) Gregg A. Lapointe, C.P.A.05) Jerome B. Zeldis, M.D., Ph.D. 03) Diane L. Parks For 2. To hold an advisory vote on executive compensation. For 3. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2021. For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.